Exhibit 32





CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
    PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Martin Goldrod, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Interactive Marketing Technology, Inc. on Form 10-KSB for the fiscal year ended February 28, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Interactive Marketing Technology, Inc.


                                     By:/s/ Martin Goldrod
                                     --------------------------
                                     Name:  Martin Goldrod
                                     Title: Chief Executive Officer and
                                            Chief Financial Officer
March 26, 2004